-more- News ONEOK Restarts Construction of Natural Gas and NGL Projects TULSA, Okla. – Nov. 15, 2021 – ONEOK, Inc. (NYSE: OKE) today announced plans to complete previously announced natural gas and natural gas liquids (NGL) infrastructure projects, including: • Demicks Lake III, a 200 million cubic feet per day (MMcf/d) natural gas processing facility in the Williston Basin. • MB-5, a 125,000-barrel per day (bpd) NGL fractionator in Mont Belvieu, Texas. “Increasing producer activity and improving demand for natural gas and NGLs drove the decision to restart these attractive return projects,” said Pierce H. Norton II, ONEOK president and chief executive officer. “We continue to align our capital investments with our customers’ needs and expectations, and remain focused on further enhancing the reliability of our infrastructure. “Demicks Lake III will support producer development plans in the core of the Williston Basin while continuing our commitment to help customers reduce natural gas flaring and MB-5 will accommodate NGL volume growth from across our operations, including the Rocky Mountain region and Permian Basin.” The remaining capital investment necessary to complete these projects is significantly less than building greenfield facilities, and will provide needed capacity at an attractive return on invested capital. Demicks Lake III plant: The 200-MMcf/d Demicks Lake III natural gas processing plant in McKenzie County, North Dakota, is expected to cost approximately $140 million to complete. The facility, which is supported by acreage dedications with primarily fee-based contracts, is expected to be completed in the first quarter of 2023. The new plant will increase ONEOK's Williston Basin natural gas processing capacity to approximately 1.9 billion cubic feet per day. November 15, 2021 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Restarts Construction of Natural Gas and NGL Projects Nov. 15, 2021 Page 2 -more- MB-5 fractionator: The 125,000 bpd MB-5 fractionator in Mont Belvieu, Texas, is fully contracted and expected to cost approximately $250 million to complete. The facility is expected to be completed in the third quarter of 2023 and will increase ONEOK’s total NGL fractionation capacity to more than 1 million bpd. ------------------------------------------------------------------------------------------------------------------ ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a Fortune 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected capital expenditures and cash flow), liquidity, management’s plans and objectives for our future growth projects (including dates for expected completion of growth projects) and other future operations (including plans to construct additional natural gas and natural gas liquids facilities and related cost estimates), our business prospects, market conditions, volume expectations and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," “target,” "guidance," "intend," "may," "might," "plan," "potential," "project," "scheduled," "should," "will," "would" and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, growth projects, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC's website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###